AGATE TECHNOLOGIES, INC.
A Delaware Corporation

2,000,000 Units consisting of Shares of Common Stock and Warrants

                            PLACEMENT AGENT AGREEMENT



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October 2, 2000

Chicago Investment Group
39 S. La Salle, Suite 909
Chicago, Illinois 60603

Gentlemen:

The undersigned, Agate Technologies, Inc., a Delaware corporation (the "Company"), hereby confirms its agreement with Chicago Investment Group (the "Placement Agent") as follows:


SECTION 1.  SUBSCRIPTION FOR UNITS

     The Company is offering for sale an aggregate of 2,000,000 Units of the Company's securities in a private placement transaction each Unit to be comprised of one share of common stock, $.001 par value ('Share"), and one warrant ("Warrant"), exercisable within 6 months of the date of purchase of the Unit, at an exercise price of $1.00, entitling the holder to one share of common stock. The Placement Agent, as a licensed broker-dealer capable of participating in the offering of the Units, is invited to assist the Company in the offer and sale of the Units by using its best efforts to solicit offers for the purchase of the Units, and in this regard, the Placement Agent has agreed to act in such capacity on the terms and conditions set forth in this Placement Agent Agreement (the "Agreement").

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SECTION 2.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     In order to induce the Placement Agent to enter into this Agreement, and to further the offering of the Units, the company hereby represents and warrants as follows:

     (a) The Company will file a Form "D" with the Securities and Exchange Commission, indicating that a private placement has or will take place under the auspices of Rule 506, to be sold to accredited investors only.

     (b) The Form "D" and all other supporting documents previously filed or filed after the date hereof with the Commission, to include Forms 10QSB and 10KSB, conform and will conform with all of the requirements of the Securities Act in all material respects. Neither the offering documents to be utilized for the private placement, nor the material filed or to be filed with the Commission, contains nor will contain any untrue statements of material fact nor are there or will there be any omissions of material facts required to be stated therein or that are necessary to make the statements therein not misleading, except that this warranty does not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the company by and with respect to the Placement Agent, or any dealer through the Placement Agent, expressly for use in the offering documents or any amendment or supplement thereto.

     (c) The Company's Common Stock is trading under an existing CUSIP number. The materials previously filed or filed after the date hereof with any state do not and will not contain any untrue statements of material fact nor are there or will there be any omissions of material facts required to be stated therein or that are necessary to make the statements therein not misleading except that this warranty does not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by and with respect to the Placement Agent, or any dealer thorugh the Placement Agent, expressly for use in the offering documents or any amendment or supplement thereto.

     (d) The Company has been legally incorporated and is now and always during the period of the offering will be, a validly existing

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corporation under the laws of the state of Delaware, lawfully and is qualified to conduct the business for which it was organized and which it proposes to conduct. The Company will always during the period of the offering be qualified to conduct business as a foreign corporation in each jurisdiction where the nature of its business requires such qualification., except where the failure to be so qualified will not have a material adverse effect on the Company.

     (e) The outstanding capital stock of the company has been duly and validly authorized, issued and is fully paid and nonassessable and conforms to all statements made in the public filings and any private offering materials with respect thereto. The Shares of common stock, either purchased as part of the Unit, or received upon exercise of the Warrant, will be duly and validly authorized and, when issued and delivered against payment as provided in the Stock Subscription Agreements by and between the Company and each purchaser thereof, will be validly issued, fully paid and nonassessable. The Shares, and upon issuance any shares resulting from exercise of the Warrants, will not be subject to the preemptive rights of any shareholders of the Company.

     (f) The Company has an authorized capitalization of 75,000,000 shares of Common Stock, $.00001 par value, and 15,000,000 shares of Preferred stocks $.00001 par value, If all of the Units are sold, the Shares will represent at least 2,000,000 of the Company's shares of common stock after the offering, and, upon exercise of all Warrants, an additional 2,000,000 shares of common stock. The total issued shares resulting from this offering could be up to 4,000,000. There are no outstanding options, warrants or other rights to purchase securities of the Company, however characterized, except as described in the Company's most recent 10-KSB, for the fiscal year ending March 31, 2000, and the Form 10-QSB, filed August 14, 2000 for the quarterly period ending June 30, 2000 (collectively identified as the "Public Filings"), that certain letter dated October 2, 2000 addressed to Dieterich & Associates and executed by the Company and as described in the Stock Subscription Agreement. The Company has not made any intentional or reckless violations of the antifraud provisions of the federal securities laws, rules or regulations promulgated thereunder or the laws, rules or regulations of any jurisdiction wherein such securities transactions or solicitation occurred.

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     (g) The audited financial statements, together with related schedules and notes, included in the Form 10-KSB fairly the financial condition of the Company and are reported upon by independent public accountants according to generally accepted accounting principles and as required by the rules and regulations of the Commission.

     (h) Except as disclosed in the Forms 10-KSB and 10-QSB, the Company does not have any contingent liabilities, obligations, or claims nor has it received threats of claims or regulatory action. Further, except as disclosed in the Company's Public Filings, subsequent to the date information is given in the offering materials, and prior to the close of the offering: (a) there shall not be any material adverse change in the management or condition, financial or otherwise, of the Company or in its business taken as a whole; except as described in the Stock Subscription Agreement (b) there shall not have been any material transaction entered into by the Company other than transactions in the ordinary course of business;except as described in the Stock Subscription Agreement (c) the Company shall not have incurred any material obligations, contingent or otherwise, which are not disclosed in the Public Filings, either by Form 8-K or by subsequent quarterly reports, and the offering materials; (d) there shall not have been nor will there be any change in the capital or long term debt (except current payments) of the Company; except as described in the Stock Subscription Agreement and (e) the Company has not and will not have paid or declared any dividends or other distributions on its common stock.

     (i) The Company will have the legal right and authority to enter into this Agreement upon its execution, to effect the proposed sale of the Units, and to effect all other transactions contemplated by this Agreement.

     (j) Except as disclosed in the Public Filings, there is, and prior to the close of the offering of the Units to the public there will be, no action, suit or proceeding before any court or governmental agency, authority or body pending or to the knowledge of the Company threatened which might result in judgments against the Company not adequately covered by insurance or which collectively might result in any material adverse change in the condition (financial or otherwise),

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of the business or the prospects of the Company, or would materially affect the properties or assets of the Company,

     (k) The Company is eligible to use Form "D" for and Rule 506 for the offering of the Units.

     (l) The Company and its affiliates are not currently offering any securities (other than in this offering).

     (m) The Company will not modify the terms of the private placement without the expressed, written consent, of the Placement Agent.

     (n) The Company possesses adequate certificates or permits issued by the appropriate federal, state or local regulatory authorities necessary to conduct its business and to retain possession of its properties. The Company has not received any notice of any proceeding relating to the revocation or modification of any of these certificates or permits.

     (o) The Company has filed all tax returns required to be filed and is not in default in the payment of any taxes which have become due pursuant to any law or any assessment.

     (p) The company has marketable title to all properties including intellectual properties described in the Public Filings as owned by it. The properties are free and clear of all liens, charges, encumbrances or restrictions, however characterized, except as described in the Public Filings. All of the contracts or leases, subleases, patents, copyrights, licenses, and agreements, however characterized, under which the Company holds its properties as described, in the Public Filings are in full force and effect. The Company is not in default under any of the material terms or provisions of any contracts, leases, subleases, patents, copyrights, licenses or agreements under which the Company holds its properties. There are no known claims against the Company concerning the Company's rights under the leases, subleases, patents, copyrights, licenses and agreements and concerning its right to continued possession of its properties.

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     (q) All original documents and other information relating to the Company's affairs has and will continue to be made available upon request to the Placement Agent and to the Placements Agent's counsel at the Placement Agent's office or at the office of the Placement Agent's counsel and copies of any such documents will be furnished upon request to the Placement Agent and to the Placement Agent's counsel.

     (r) The Company uses American Stock Transfer & Trust Company, of New York, as the Company's transfer agent. The Company will continue to retain a transfer agent for so long as the Company is subject to the reporting requirements under
Section 12 (g) or section 15 (d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company will make arrangements to have available at the office of the transfer agent sufficient quantities of the Company's common stock certificates as may be needed for the quick and efficient transfer of the Units.

     (s) The Company will use the proceeds from the sale of the Units as set forth in the offering materials.

     (t) There are no contracts or other documents required to be described in the Public Filings or to be filed as exhibits to the Public Filings which have not been described or filed as required.

     (u) The Company is not in material default under any of the contracts, leases, licenses or agreements to which it is a party. The proposed offering of the Units, will not cause the Company to become in material default under any of its contracts, leases, subleases, patents, copyrights licenses or agreements nor will it create a conflict between the Company and 'any of the contracting parties to the contracts, leases and other agreements. Further, the Company is not in material default in the performance of any obligation, agreement or condition contained in any debenture, note or other evidence of indebtedness or any indenture or loan agreement of the Company. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated and compliance with the terms of this Agreement will not conflict with or result in a breach of any of the material terms, conditions or provisions of, or constitute a material default under, the Articles of incorporation or Bylaws of the

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Company, as amended, or any note, indenture, mortgage, deed of trust, or other agreement or instrument to which the Company is a party or by which it or any of its property is bound, or any existing law, order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality, agency or body, arbitration, tribunal or court, domestic or foreign, having jurisdiction over the Company or its property. The consent, approval, authorization, or order of any court or governmental instrumentality, agency or body is not required for the consummation of the transactions herein contemplated except such as may be required under the Act, under the Blue Sky or securities laws of any state or jurisdiction, or the rules of the NASD.

     (v) Each contract to which the Company is a party has been duly and validly executed, is in full force and effect in all material respects in accordance with its respective terms, and no contracts have been assigned by the Company, except as disclosed in the Public Filings of the Company. The Company knows of no present situation, condition or fact which would prevent compliance with the terms of such contracts. Except for amendments or modifications of contracts in the ordinary course of business and except as disclosed in the Public Filings, the Company has no intention of exercising any right which would cancel any of its obligations under any contract, and has no knowledge that any other party to any contract, in which the Company has an interest, has any intention not to render full performance under such contract.


SECTION 3.  REPRESENTATIONS OF PLACEMENT AGENT

     The Placement Agent hereby represent's and warrants to the Company and agrees as follows:

     (a) This Agreement has been duly and validly authorized, executed and delivered by the Placement Agent and is a valid, binding and enforceable agreement of the Placement Agent.

     (b) Neither the execution and delivery of this Agreement, and the performance and consummation of the transactions contemplated in this Agreement will result in any breach of any of the

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terms and conditions of, or constitute a default under, the Placement Agent's
Articles of Incorporation or Bylaws, or any indenture agreement, or instrument by which the Placement Agent is a party or violate any order directed to the Placement Agent of any court or any federal or state regulatory body or administrative agency having jurisdiction over the Placement Agent or its affiliates.

     (c) The Placement Agent is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD") and registered as a broker-dealer with the Commission, or that it is a foreign broker-dealer not eligible for membership under Section I of the Bylaws of the NASD who agrees to make no sales within the United States, its territories or possessions or to parsons. who are nationals thereof or residents therein. The Placement Agent's attention is called to the following: (a) Section 2700 of the NASD Conduct Rules; (b) Section 10(b) of the Exchange Act and Rule 10b-9 of the general rules and regulations promulgated under the Exchange Act; (c) Section 15 of the Exchange Act and Rule 15c2-4 of the general rules and regulations promulgated under the Exchange Act; and (d) Rule 15c2-8 of the general rules and regulations promulgated under the Exchange Act and Securities Act Release No. 4968 requiring the distribution of a Preliminary Prospects to all persons reasonably expected to be purchasers of Units from the Placement Agent at least 48 hours prior to the time it expects to mail confirmations of purchase. The Placement Agent, if a member of the NASD, by signing this Agreement, acknowledges that its is familiar with the cited law, rules and releases and agrees that it will not directly and/or indirectly violate any provisions of applicable law in connection with its participation in the distribution of the Units.

     (d) The Placement Agent will not, until advised by the Company in writing or by wire that the offering of Units has been distributed and closed, bid for or purchase Units in the open market or otherwise make a market in the Units or otherwise attempt to induce others to purchase Units in the open market.

     (e) Neither the Placement Agent nor its directors or officers (or any other person serving in a similar capacity):

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     (1) Has been convicted within ten years prior hereto of any crime or offense involving the purchase or sale of any conduct or practice in connection with the purchase or sale of any security; involving the making of a false statement with the commission; or has been convicted or charged with a crime or offense arising out of the Placement Agent engaging in the business of an underwriter, broker, dealer, municipal securities dealer, or investment adviser.

     (2) Is subject to any order, Judgment, or decree of any court of competent jurisdiction temporarily or permanently enjoining or restraining such person from engaging in or continuing any security; involving the making of a false statement with the Commission; or has been convicted or charged with a crime or offense arising out of such person engaging in the business of an underwriter, broker, dealer, municipal securities dealer, or investment adviser.

     (3) is subject to an order of the Commission entered pursuant to Section 15
(b), 155 (a) or 15B (c) of the Exchange Act; has been found by the Commission to be a cause of any such order which is still in effect; or is subject to an order of the Commission entered pursuant to Section 203(e) or (f) of the Investment Advisers Act of 1940.

     (4) Has been and is suspended or expelled from membership in a national or regional securities dealers association or a national securities exchange or a Canadian securities exchange .for conduct inconsistent with just and equitable principles of trade.

     (5) Is subject to a United States Postal service fraud order or is subject to any restraining order or preliminary injunction entered under Section 3007 of Title 30, United States Code, with respect to any conduct alleged to constitute postal fraud.

     (6) Has been an underwriter or named as an underwriter of any securities covered by any Public Filings which is the subject of any proceeding or examination under Section 8 of the Securities Act, or is the subject of any refusal order or stop order entered thereunder within five (5) years prior to the date hereof.

     (f) To the Placement Agent's knowledge no action or proceeding is pending against it or any of its officers or directors

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concerning its activities as a broker or dealer that would affect the company's offering of the Units.

     (g) The Placement Agent will offer the Units only in those states and in the quantities that are identified in the Blue Sky Memorandum from the Company's counsel to the Placement Agent that the offering of the Units has been qualified for sale under applicable state statutes and regulations.

     (h) The Placement Agent, in connection with the offer and sale of the Units, and in the performance of its duties and obligations under this Agreement, agrees to use its best efforts to comply with all applicable federal laws, the laws of the states or other jurisdictions in which the Units are offered and sold, and the Rules and Regulations of the NASD.

     (i) The Placement Agent will not make any offer or sale of Units unless the offer or sale is made in compliance with the Securities Act, the Conduct Rules of the NASD, and the applicable securities or Blue Sky laws of jurisdictions in which offers or sales are made, and the rules and regulations thereunder. The Placement Agent agrees that it will not offer or sell Units to any subscriber unless it has reasonable grounds to believe that the investment in Units is suitable for the subscriber.

     (j) The Placement Agent will, reasonably promptly after the closing of the offering of the Units, supply the company with all information as the Company may reasonably request to be supplied to the Securities Commission of such states in which the Units have been qualified for sale.

All of the above representations and warranties shall survive the performance or termination of this Agreement.


SECTION 4.  RETENTION OF PLACEMENT AGENT

In reliance upon the representations and warranties set forth herein, and subject to the terms and conditions of this Agreement:

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     (a) The Placement Agent hereby agrees to solicit, as an independent contractor and not as the Company's agent, persons who will acquire the Units. The Placement agent will be promptly advised when the Form "D" has been filed. The Placement Agent, in selling Units pursuant hereto, agrees that it will comply with the applicable requirements of the Securities Act and the Exchange Act and any applicable rules and regulations issued under the Securities Act and/or the Exchange Act. Neither the Placement Agent nor any other person is or has been authorized to give any information or to make any representations other than those contained in the Subscription Agreement in connection with the sale of the Units, and the Placement Agent hereby agrees not to give any such information or make any such representations.

     (b) The Company shall have full authority to take such action as it may deem advisable in respect of all matters pertaining to the offering or arising thereunder. The Company shall be under no liability to the Placement Agent, except as may be incurred under the Securities Act and the rules and regulations thereunder, except for lack of good faith and except for obligations expressly assumed by the Company in this Agreement, and no obligation on the Company's part shall be implied or inferred herefrom.

     (c) The Placement Agent will inform the Company as to the states in which the Placement Agent is authorized to effect sales of the Units and the Company and Placement Agent shall cause the Units to be qualified for sale or be exempt under the respective securities or blue sky laws of such sates, but the Company has not assumed and will not assume any obligation or responsibility as to the right of the Placement Agent or any other participating broker-dealer to sell Units in any states.

     (d) An escrow account shall be established for the Company's offering at MIDCITY NATIONAL BANK, in Chicago (the "Escrow Agent"). The Placement Agent shall deliver all checks received from purchasers of the Units solicited by it to the Escrow Agent by twelve o'clock noon of the next business day after the date of receipt, and all checks should be made payable to "AGATE TECHNOLOGIES INC ESCROW ACCOUNT".

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     (e) SUBJECT TO THE SALE OF 100,000 OF THE UNITS to be offered by the
Company, the Company agrees to pay a cash commission equal to fifteen (15) percent of the purchase price of all Units sold by the Placement Agent. In the event that a sale of a Unit for which the Placement Agent has solicited a purchaser shall not occur, no payment with respect to such Unit shall be paid to the Placement Agent. Payment of commissions due the Placement Agent will be made promptly after the release of the funds which have been deposited in the escrow account.

     (f) The Placement Agent will not and has not engaged in any general solicitation or general advertising (including communications published in any newspaper, magazine, the Internet or other broadcast) in connection with the offer and sale of the Units.


SECTION 5.   EXPENSES

Subject to the sale of all of the Units offered by the Company, the Company shall reimburse the Placement Agent only for any expenses pre-agreed in writing to be reimbursable.


SECTION 6.  PAYMENT OF EXPENSES AND FEES

The Company agrees that it will pay the following fees and expenses:

     (a) All fees and expenses of its legal counsel who will be engaged to prepare certain information, documents. and papers for filing with the commission, and with state or local securities authorities;

     (b) All fees and expenses of its accountants incurred in connection with the offering of the Units and preparation of all documents and filings made as part of the offering;

     (c)  All costs in issuing and delivering the Units;

     (d) All costs of printing and delivering to the Placement Agent as many copies of the Public Filings and amendments thereto, offering materials and offering documents as reasonably requested by the Placement Agent;

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     (e) All of the Company's mailing, telephone, travel, clerical and other office costs incurred or to be incurred in connection with the offering of the Units;

     (f) All fees and costs which may be imposed by the various state or local securities authorities and the NASD for review of the offering of the Units; and

     (g) All other expenses incurred by the Company in performance of its obligations under this Agreement.



SECTION 7.  COMPANY INDEMNIFICATION

The Company agrees to indemnify, defend and hold the Placement Agent harmless against any losses, claims, damages or liabilities, joint or several:

     (a) To which the Placement Agent may become subject under applicable law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Public Filings, offering materials, or any amendment or supplement thereto or in any sales literature, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading unless such misstatement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use in the preparation thereof, or

     (b) To which the Placement Agent may become subject due to the misrepresentation by the Company or its agents (other than the Placement Agent or any other participating broker-dealer) of material facts in connection with the sale of the Units, unless the misrepresentation of such material facts was the direct result of misleading information provided to the Company or its agents by the Placement Agent; or

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     (c) To which the Placement Agent may become subject as a result of any breach by the Company of the representations and warranties contained in this Agreement.

     The company will reimburse the Placement Agent for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage or liability (or actions in respect thereof); provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Public Filings Prospectus or such amendment or supplement or in any sales literature, in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use in the preparation thereof. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have in connection with this offering.

The foregoing indemnity agreement shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls the Placement Agent.


SECTION 8.   PLACEMENT AGENT INDEMNIFICATION

     The Placement Agent agrees to indemnify, defend and hold the Company harmless against any losses, claims, damages or liabilities, joint or several to which the Company may become subject under applicable law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Public Filings, offering documents, or any amendment or supplement thereto or in any sales literature, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Public Filings, offering documents, or any amendment or supplement thereto or in any sales literature, in reliance upon and in conformity with written information furnished to the Company by the

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Placement Agent specifically for use in the preparation thereof; or (ii) any breach by the Placement Agent of any representation, warranty or agreement of Placement Agent contained in this Agreement and will reimburse the Company for any legal or other expenses reasonably incurred in connection with investigating or defending any such logs, claim, damage or liability (or actions in respect thereof). This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have in connection with this offering.

     The foregoing indemnity agreement shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls the Company.


SECTION 9.  INDEMNIFICATION PROCEDURES

     Promptly after receipt by an indemnified party of notice of the commencement of any Action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under Section 7 or Section 8 of this Agreement, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such Sections. In case any such action shall be brought against such indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnifying and indemnified parties. Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (a) the employment thereof has been specifically authorized by the indemnifying party in writing, or (b) the indemnifying party has failed to assume the defense and employ counsel or (c) the named parties to any such action ( including any impleaded partes) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by such counsel that representation of such indemnified party and the indemnifying party by the same counsel would be "Inappropriate" under applicable standards of

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professional conduct due to actual or potential differing interests between them, in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party; provided, however, that the indemnifying party shall, in connection with any one such action or separate or substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in any settlement of any such action effected without the written consent of the indemnifying party, but if settled with such written consent, or if there be a final judgment or decree for the plaintiff in any such action by a court of competent jurisdiction and the tine to appeal shall have expired or the last appeal shall have been denied, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.


SECTION 10.   TERMINATION

     This Agreement may be terminated by either party hereunder at any time upon five days' written notice to the other party. The Placement Agent's participation in the offer and sale of the Units will be governed by the conditions herein set forth until this Agreement is terminated. If this Agreement is not terminated sooner as provided in this Section, then this Agreement will terminate when the offering is completed.


SECTION 11.   NOTICES

Except as otherwise expressly provided in this Agreement:

(a) Whenever notice is required by the provisions of this Agreement to be given to the company, such notice shall be in writing addressed to the Company as follows:

      AGATE TECHNOLOGIES, INC.
      519 Montague Expressway
      Milpitas, California 94538

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(b) Whenever notice is required by the provisions of this Agreement to be given to the Placement Agent, such notice shall be given in writing addressed to the Placement Agent as follows:

      CHICAGO INVESTMENT GROUP
      39 S. La Salle, Suite 909
      Chicago, Illinois 60603


SECTION 12.   BINDING EFFECT

      This Agreement shall inure to the benefit it of and be binding upon the Placement Agent, and the Company and the Company's respective successors. Nothing expressed in this Agreement is intended to give any person other than the persons mentioned in the preceding sentence any legal-or equitable right, remedy or warranties included in this Agreement.


SECTION 13.  MISCELLANEOUS PROVISIONS

      (a) Nothing contained herein shall constitute the relationship between the Placement Agent and the Company as an association, partnership, unincorporated business or other separate entity.

      (b) This Agreement shall be construed according to the laws of the State of California

      (c) The representations and warranties made in this Agreement shall survive the termination of this Agreement and shall continue in full force and effect regardless of any investigation made by the party relying upon any such representation or warranty.

      (d) This Agreement nay be executed, in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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

Please confirm your agreement to solicit persons to acquire Units on the foregoing terms and conditions by signing and returning the form enclosed herewith.

Vary truly yours,

AGATE TECHNOLOGIES, INC.
a Delaware corporation


By: /s/ Shirley Ooi
    -----------------------------
    Shirley Ooi,
    Chief Financial Officer


THE UNDERSIGNED CONFIRMS ITS AGREEMENT TO ACT AS PLACEMENT AGENT AS REFERRED TO IN THE FOREGOING PLACEMENT AGENT AGREEMENT, SUBJECT TO THE TERMS AND CONDITIONS OF SUCH AGREEMENT. THE UNDERSIGNED CONFIRMS THAT IT IS A MEMBER IN GOOD STANDING OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. AND REGISTERED AS A BROKER-DEALER UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WITH THE SECURITIES AND EXCHANGE COMMISSION.

CHICAGO INVESTMENT GROUP


By:  /s/ Richard Lynch
   ------------------------------
     Richard Lynch, President

18